                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          FIREPLACE MANUFACTURERS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
- --------------------------------------------------------------------------------
TO BE HELD OCTOBER 8, 1996



TO OUR SHAREHOLDERS:

     The annual Meeting of Shareholders of Fireplace Manufacturers, Inc., will be held at Fireplace Manufacturers, Inc., 2701 S. Harbor Boulevard, Santa Ana, California 92704 on October 8, 1996 at 10:00 a.m., local time, for the following purposes:

     (1) To elect members to the Board of Directors of the company for the ensuing year to serve until the next annual Meeting of Shareholders and until their respective successors shall be elected and shall qualify. The Board of Directors' nominees for directors are:

     Willard V. Harris, Jr.        John D. Hornsby        Willard P. Harris

     (2) To approve an amendment to the By-Laws of the Company to change the authorized number of directors to a number not less than three nor more than five.

     (3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on August 27, 1996, as the record date for the determination of the shareholders authorized to receive notice and to vote at the Meeting.

     You are cordially invited to attend this Meeting, as the Board believes that the Shareholders of the Company should be represented as fully as possible at the Annual Meeting.

     Whether or not you plan to be present, kindly fill in and sign the enclosed Proxy as your name appears on the envelope containing this Notice of Annual Meeting and mail it promptly so your Proxy can be recorded. If you should attend the Meeting in person, your Proxy will be returned to you upon request. A Proxy Statement is furnished herewith.

                                       By Order of the Board of Directors
                                                John D. Hornsby
                                                   Secretary

Santa Ana, California



     WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.



[LOGO]
      --------------------------------------------------------------------------
        2701 S. Harbor Blvd., Santa Ana, CA 92704 - (714) 549-7782

                                PROXY STATEMENT
                                       OF
                          FIREPLACE MANUFACTURERS, INC.


     This Proxy Statement is furnished in connection with a solicitation of proxies on behalf of the Board of Directors of Fireplace Manufacturers, Inc., (herein called the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held on October 8, 1996 at 10:00 a.m., local time at Fireplace Manufacturers, Inc., 2701 S. Harbor Boulevard, Santa Ana, California 92704, and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting.

     The Company's executive offices are located at 2701 South Harbor Boulevard, Santa Ana, California 92704, telephone (714) 549-7782. The approximate date on which this Proxy Statement and the form of Proxy are first being sent to shareholders is September 6, 1996.

     The Company's Annual Report to Shareholders for it's fiscal year ended March 31, 1996 including financial statements, is enclosed herewith. The Annual Report does not form any part of the Proxy soliciting material.

     The total number of shares of Common Stock outstanding as of August 27, 1996, was 3,327,750 shares. Each share of Common Stock is entitled to one vote as to all proposals before the Annual Meeting. If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors, each shareholder may cumulate his votes for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to one vote for each voting share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. Only shareholders of record at the close of business on August 27, 1996, will be entitled to vote at the Meeting. In any election of directors, the three nominees receiving the highest number of affirmative votes are elected. Approval of the above amendment to the By-Laws requires the affirmative vote of at least a majority of the outstanding shares of Common Stock of the Company. Within such range, the Board of Directors can set the exact number of directors.

     As of August 27, 1996, to the best of the Company's knowledge, except as set forth under the election of directors, one individual and one corporation owned beneficially 5% or more of the Company's outstanding Common Stock. Benjamin Harris owns 250,000 shares or 7.5% of the Company's outstanding Common Stock. Desa International Inc. owns 200,300 shares or 6.0% of the Company's outstanding Common Stock. The total shares owned beneficially by all officers and directors as a group total 1,118,003 or 33.6% of the outstanding Common Stock.

                           ELECTION OF DIRECTORS

     The Board of Directors of the company has nominated and recommends for election as directors the following three persons to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and shall qualify. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the Board of Directors to vote for a substitute or substitutes to be designated by management. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     If voting for directors is conducted by cumulative voting, the persons named on the enclosed form of Proxy will have discretionary authority to cumulate votes among the nominees, with respect to which authority was not withheld or, if the form of Proxy either was not marked or was marked for all nominees, among all nominees. In any case, the Proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxyholders, makes such action necessary or desirable.

     The table below indicates the position held, age, year of becoming a director and stock ownership as of August 27 1996 of each.

                                                                YEAR
                                                                FIRST     COMMON STOCK   PERCENT
                                                                BECAME    BENEFICIALLY      OF
     NAME                    POSITION HELD              AGE    DIRECTOR      OWNED        CLASS
- ---------------------     -------------------------     ---    --------   ------------   -------
Willard V. Harris Jr.     Chairman of the Board          62     1978       353,530        10.6%
                            of Directors, Fireplace
                            Manufacturers, Inc.

Willard P. Harris         President, Chief               40     1983       351,725        10.6%
                            Executive Officer and
                            Director, Fireplace
                            Manufacturers, Inc.

John D. Hornsby           Secretary, Chief               42     1983       412,748        12.4%
                            Operating Officer
- ------------------------------------------------------------------------------------------------


WILLARD V. HARRIS, JR., has been Chairman of the Board of Directors since March 1978. He was also President and Chief Executive Officer of the Company between March 1978 and February 1983. Mr. Harris is a trustee of the University of LaVerne and Whittier College.

WILLARD P. HARRIS has been President, Chief Executive Officer, and Director of the Company since February 1983. From June 1980 to February 1983, he held positions from Regional Sales Manager to General Sales Manager of the Company. For over three years prior thereto, he held several positions with Rampart General, Inc., including salesperson. Willard P. Harris is the son of Willard V. Harris, Jr.

JOHN D. HORNSBY was named Chief Operating Officer in April 1987, and has been Secretary-Director of the Company since February 1983. He joined the Company in May 1978 as a manager trainee and became Operations Manager in 1979.

                    REMUNERATION - DIRECTORS AND OFFICERS

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the two other most highly compensated executive officers of the Company as of March 31, 1996 whose total salary and bonus for the year ended March 31, 1996 exceeded $100,000 for services in all capacities to the Company and its subsidiaries during such fiscal year.


                         SUMMARY COMPENSATION TABLE
                            Annual Compensation
                            -------------------

                                                                   OTHER ANNUAL
   NAME AND PRINCIPAL           FISCAL                             COMPENSATION
       POSITION                  YEAR      SALARY       BONUS         ($) (1)
- --------------------------      ------    --------     --------    ------------
Willard V. Harris, Jr.           1996     $112,000     $ 55,000         -0-
Chairman of the Board            1995      108,000      125,000         -0-
                                 1994      108,000        -0-           -0-

Willard P. Harris                1996     $195,000     $ 69,000       $37,000
President, Chief Executive       1995      176,000      108,000        37,000
Officer, Director                1994      132,000       12,000        38,000


John D. Hornsby                  1996     $152,000     $ 64,000       $19,000
Chief Operating Officer          1995      113,000       93,000         -0-
                                 1994       89,000       68,000         -0-


(1) The Company repaid loans for the President and Chief Operating Officer as defined in "Certain Relationships and Related Transactions."

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Salaries are based on merit and industry standards for each position in a comparable sized company. Bonuses are awarded as a percent of net income before tax.

FISCAL YEAR 1997 STOCK BONUS
The Board of Directors has tentatively approved a bonus based on significant first quarter 1997 results. The bonus is intended to be issued during the second quarter of 1997 to each of four Vice Presidents in addition to three members of the Board of Directors.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended March 31, 1994, the Company ceased selling to Rampart General Inc. (Rampart) a company partially owned by a stock holder of the Company, Willard V. Harris, Jr. The unpaid balance due the Company at March 31, 1995 of $645,000 was determined to be uncollectable and was written off against an equal amount of bad debt reserve, this transaction had no effect on pre tax net income in 1995 or 1996. The Company is continuing its efforts to collect some or all of this debt.

     On March 31, 1996, advances to Officers and Stockholders totaling $132,000 were outstanding. Principal payments on these advances are due in semi annual installments over the next three years. In the event that the amounts are not repaid, the principle and interest due will be charged to these individuals as compensation expense over the repayment period. Compensation expense of $56,000 and $37,000 was charged to 1996 and 1995 operating results respectively. The amount outstanding at March 31, 1995 was $204,000. These notes carry interest rates of 8% and 10%.

     During fiscal year 1996 the Company entered into a monthly operating lease of equipment with H&H Equities Incorporated. H&H Equities Incorporated is wholly owned by Willard P. Harris and John D. Hornsby, members of the Company's Board of Directors. The monthly lease payments are $3,872 and totaled $30,976 in fiscal year 1996.

                       APPROVAL OF AMENDMENT TO BY-LAWS

     The Company's By-Laws provide for a Board of Directors comprised of from four to seven members with the exact number of directors currently set at four. The Company however has only three directors. While the Company has from time to time sought to add to its Board additional members from the business community it has not been successful in doing so. Therefore, management believes that a By-Law provision authorizing the maximum possible range of directors, while being reflective of the current situation, would be advisable.

     Under the California Corporation Code (the "Code"), a range of directors is permitted in which the maximum number of directors is double the minimum number, less one. Therefore, the Company proposes that the By-Laws be amended to provide for a range of authorized directors from a number not less than three (the minimum number required) nor more than five.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     McGladrey & Pullen, LLP was appointed as independent public accountants for the Company on December 15, 1994. McGladrey & Pullen, LLP will not attend the Annual Meeting of Shareholders.


     For the two fiscal years ended March 31, 1994 and 1993, Ernst and Young, LLP were the Company's independent public accountants. Ernst and Young, LLP were dismissed as the Company's auditors by approval of the Audit Committee of the Board of Directors on December 14, 1994. The reports of Ernst & Young, LLP on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to an uncertainty, audit scope or accounting principles by Ernst & Young, LLP. During the two fiscal years ended March 31, 1994 and 1993, and in the interim periods subsequent to March 31, 1994, there were not any disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures.

                          SOLICITATIONS OF PROXIES

     This solicitation is being made by and and on behalf of the Board of Directors of the Company. A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the Proxy, or by executing a later Proxy or by attending the Meeting and voting in person. Unrevoked Proxies will be voted in accordance with the instructions therein indicated, or if there are no such instructions, such Proxies will be voted for the election of the Board of Directors' nominees for directors and for the change in the number of authorized Directors required and in the discretion of the proxyholder for any other matter to come before the Meeting.

     The cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy will be borne by the Company. In addition to mailing copies of this material to all shareholders, the Company will request banks and brokers to forward copies of such materials to persons for whom they hold stock in the Company and to request authority for execution of Proxies. The Company will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may solicit the return of Proxies by mail, telephone, telegram or personal interview, which solicitation will not involve any material additional cost to the Company.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be acted upon at the Meeting. However, if any other business properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their best judgement.

     THE PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AND HELPFUL IN OBTAINING THE NECESSARY VOTE.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED, STAMPED ENVELOPE.


                   SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     In order for a shareholder proposal to be included in the Board of Directors' Proxy Statement for the Annual Meeting of Shareholders to be held in 1997, such proposal must be received at 2701 South Harbor Boulevard, Santa Ana, California 92704, Attention: Corporate Secretary, no later than the close of business May 9, 1997.


                             ANNUAL REPORT ON FORM 10-KSB


     A copy of the Company's Annual Report for the fiscal year ended March 31, 1996 on Form 10-KSB, as filed with the Securities and Exchange Commission, will be provided without charge to shareholders of the Company on receipt of their written request. Address all requests to John D. Hornsby, Corporate Secretary, Fireplace Manufacturers, Inc., 2701 South Harbor Boulevard, Santa Ana, California 92704.

                                       By Order of the Board of Directors
                                                John D. Hornsby
                                                   Secretary

DATED: September 6, 1996

                        FIREPLACE MANUFACTURERS, INC.

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 8, 1996

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints WILLARD V. HARRIS, JR., WILLARD P. HARRIS and JOHN D. HORNSBY, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the common shares of FIREPLACE MANUFACTURERS, INC. registered in the name of the undersigned at the Annual Meeting of the Shareholders of said Corporation which will be held on Tuesday, October 8, 1996 at Fireplace Manufacturers, Inc., 2701 Harbor Boulevard, Santa Ana, California at 10:00 a.m., local time, or any adjournment thereof, respecting the election of Directors, and the number of authorized Directors, as more fully described in the accompanying Proxy Statement, and in their discretion, on other matters which properly come before the Meeting.

Upon being returned, signed, and dated, all shares represented by the Proxy will be voted as indicated on the reverse hereof. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ITEM (1) AND FOR ITEM (2). THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIREPLACE MANUFACTURERS, INC.

YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY FORM IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                                       FIREPLACE MANUFACTURERS, INC.
                                       P.O. BOX 11057
                                       NEW YORK, N.Y. 10203-0057

(1) Election Directors        FOR all nominees /X/          WITHHOLD AUTHORITY to vote      /X/         EXCEPTIONS   /X/
                              listed below                  for all nominees listed below

Nominees: Willard V. Harris, Jr., Willard P. Harris and John D. Hornsby
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below

Exceptions _______________________________________________________________________________________________________________________

(2) To approve a change in the authorized number of         (3) IN THEIR DISCRETION ON OTHER MATTERS WHICH PROPERLY COME
    Directors to not less than three nor more than five.        BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    FOR /X/    AGAINST /X/    ABSTAIN /X/                         I WILL /X/     I WILL NOT /X/     ATTEND MEETING

                                                                                         CHANGE OF ADDRESS AND
                                                                                         OR COMMENTS MARK HERE     /X/

                                                                                IMPORTANT: Please sign exactly as your name or
                                                                                names appear on the stock certificates and when
                                                                                signing as an attorney, administrator trustee or
                                                                                guardian, give your fill title as such. If the
                                                                                signatory is a corporation, sign full corporate
                                                                                name by duly authorized officer, or if a partnership
                                                                                sign in partnership name by authorized person.

                                                                                Dated:______________________________________, 1996

                                                                                __________________________________________________
                                                                                                    Signature

                                                                                __________________________________________________
                                                                                                    Signature

Please Mark, Date, Sign and Mail Your                                           Votes MUST be indicated
Proxy Promptly in the Enclosed Envelope.                                        (x) in Black or Blue ink.      /X/
